UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

December 1, 2006

IDEARC INC.

(Exact name of registrant as specified in its charter)

Delaware	1-32939	20-5095175
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

2200 West Airfield Drive, DFW Airport, Texas 75261

(Address of principal executive offices)

(972) 453-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Election of New Director, Change in Audit Committee Membership

Effective as of December 1, 2006, the Company’s board of directors expanded the number of directors of the Company to six, and elected Mr. Paul E. Weaver to the board of directors. The board of directors then named Mr. Weaver as chairman of the Audit Committee of the board of directors, and accepted the resignation of Mr. John Mueller from the Audit Committee. Mr. Mueller remains on the board of directors and serves as the Chairman of the Board.

The board of directors determined that Mr. Weaver meets the independence requirements of the New York Stock Exchange and Rule 10A-3 of the Securities Exchange Act of 1934. The board of directors also determined that Mr. Weaver is financially literate.

Mr. Weaver is a retired global partner of PricewaterhouseCoopers, LLP, where he was chairman of the firm’s global technology practice group for a number of years, focusing on technology, infocomm, entertainment, and media. During his more than 30 years at PricewaterhouseCoopers, Weaver served as the lead partner on a number of the firm’s largest global clients and he held various management positions, including the managing partner of the firm’s Dallas/Ft. Worth office and as vice chairman, based in New York, responsible for all firm-wide revenue related activities. Mr. Weaver has a BS from Elizabethtown College and an MBA from the University of Michigan. He currently serves on the boards of Gateway Inc. and AMN Healthcare Services Inc. Mr. Weaver is also a board member of the Ellis Island/Statue of Liberty Foundation and serves on the corporate advisory board of the University of Michigan Business School.

There is no arrangement or understanding between Mr. Weaver and any other person to which Mr. Weaver has an interest requiring disclosure under Item 404(a) of Regulation S-K.

The Company will compensate Mr. Weaver in a manner consistent with a director compensation program covering all directors. The Company expects to establish such a director compensation program comparable to that of companies of similar size and complexity. The specific provisions of such a director compensation program have not yet been determined. A committee of the board of directors will recommend director compensation levels to the full board of directors, which will set the compensation based on those recommendations. The Company also expects that Mr. Weaver will participate in the Company’s Long-Term Incentive Plan, which is Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

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The Company also expects to enter into an indemnification agreement with Mr. Weaver that is intended to assure that Mr. Weaver is indemnified to the maximum extent permitted under applicable law. This indemnification agreement will be in substantially the form of Exhibit 10.2 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
Exhibit 10.1*	Long-Term Incentive Plan (incorporated herein by reference to Exhibit 10.10 to the Idearc Inc. Current Report on Form 8-K (Commission File No. 1-32939) filed November 21, 2006)

Exhibit 10.2*	Form of Indemnification Agreement (incorporated herein by reference to Exhibit 10.12 to Amendment No. 4 to the Idearc Inc. Form 10 (Commission File No. 1-32939) filed October 27, 2006)

*	Previously filed.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDEARC INC.

By:	/s/ William G. Mundy
Name:	William G. Mundy
Title:	Executive Vice President, General Counsel and Secretary

Date: December 4, 2006

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